[NEUBERGER BERMAN LOGO]

Neuberger Berman
Advisers Management Trust


Regency Portfolio Prospectus  August 22, 2001

THIS PORTFOLIO:

o is offered to life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts

o    is designed for investors with long-term goals in mind

o offers you the opportunity to participate in financial markets through professionally managed stock portfolio

o carries certain risks, including the risk that you could lose money if portfolio shares are worth less than what you paid

o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency


Portfolio Management

All of the Neuberger Berman Advisers Management Trust Portfolios are managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

Risk Information

In certain cases, the investments for these portfolios are managed by the same individuals who manage one or more other Neuberger Berman mutual funds that have similar names, objectives, and investment styles as a portfolio. You should be aware that the portfolios are likely to differ from these other mutual funds in size, cash flow pattern, and tax matters. Accordingly, the holdings and performance of these portfolios can be expected to vary from those of the other mutual funds.

This prospectus discusses principal risks of investment in portfolio shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract, you should also read the contract's prospectus.

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Neuberger Berman name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc.

(C)2001 Neuberger Berman Management Inc.


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Contents

The Portfolio

Regency Portfolio.....................  2

Your Investment

Buying and Selling Portfolio Shares...  5
Share Prices..........................  5
Portfolio Structure...................  6
Distributions and Taxes...............  6

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Neuberger Berman Advisers Management Trust
Regency Portfolio
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"We focus on the mid-cap sector of the market because we believe there are numerous opportunities there to find less well-known values. We look for leadership companies with strong fundamentals whose underlying value is not yet reflected in their stock prices."


GOAL & STRATEGY
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The portfolio seeks growth of capital.

To pursue this goal, the portfolio invests mainly in common stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among different companies and industries.

The managers look for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

o strong fundamentals, such as a company's financial, operational, and competitive positions

o  consistent cash flow

o  a sound earnings record through all phases of the market cycle

The management may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market over-reaction to negative news.

The portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.


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Mid-Cap Stocks

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although they have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Value Investing

At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

                               2 Regency Portfolio

MAIN RISKS

Most of the portfolio's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

By focusing on mid-cap stocks, the portfolio is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole

o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions. To the extent that the managers sell stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the portfolio may have a high portfolio turnover rate, which can mean lower performance due to increased brokerage costs.

Because the portfolio had not commenced investment operations as of December 31, 2000, it does not have performance to report in this prospectus.


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Other Risks
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The portfolio may use certain practices and securities involving additional risks.

Borrowing, securities lending and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the portfolio increases its risk of loss.

Although they may add diversification, foreign securities can be riskier because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the portfolio anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the portfolio avoid losses but may mean lost opportunities.


                               3 Regency Portfolio
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PERFORMANCE OF A
SIMILAR FUND
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The portfolio has an investment objective, policies, limitations, and strategies substantially similar to those of, and the same portfolio manager as, another mutual fund managed by Neuberger Berman Management called the Neuberger Berman Regency Fund. The following table shows average annual total returns for the Neuberger Berman Regency Fund, assuming reinvestment of all distributions, as well as the Russell Midcap Value Index, which is pertinent to the Neuberger Berman Regency Fund. This performance information does not reflect insurance product expenses.

AVERAGE ANNUAL TOTAL % RETURNS  as of 12/31/00
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                                                          Since
                                                        Inception
                                             1 Year      (6/1/99)
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Neuberger Berman Regency Fund                +31.24       +25.64
Russell Midcap Value Index                   +19.18       + 7.26

The Russell Midcap Value is an unmanaged index of the 800 smallest companies in the Russell 1000 index.

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The performance of Neuberger Berman Regency Fund reflects that fund's expense ratio, and does not reflect any expenses or charges that apply to variable contracts. Insurance expenses and charges would reduce performance. Although the objective, policies, limitations and strategies of the portfolio are substantially similar to that of the Neuberger Berman Regency Fund, the portfolio is a distinct mutual fund and may have different investment returns, portfolio holdings, and risk/return characteristics than Neuberger Berman Regency Fund. The historical performance of Neuberger Berman Regency Fund is not indicative of future performance of the portfolio.

This performance representation relies on data supplied by Neuberger Berman Management or derived by Neuberger Berman Management from statistical services, reports or other sources it believes to be reliable.


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Management
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Robert I. Gendelman is a Vice President of Neuberger Berman Management and
Managing Director of Neuberger Berman, LLC. Gendelman was a portfolio manager at another firm from 1992 to 1993.

Neuberger Berman Management is the portfolio's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide management and related services.

The portfolio pays the following fees to Neuberger Berman Management, all expressed as a percentage of the portfolio's average daily net assets: for investment management, 0.55% of the first $250 million; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; 0.45% of the next $500 million; 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billlion; and 0.30% for administration. The portfolio's management agreements are written contracts and may be altered under certain circumstances. Neuberger Berman Management has agreed to limit the portfolio's expenses when certain annual operating expenses of the portfolio exceed the agreed-upon limit. See the Statement of Additional Information for more details.

                               4 Regency Portfolio
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Neuberger Berman Advisers Management Trust
Your Investment
--------------------------------------------------------------------------------

BUYING AND SELLING
PORTFOLIO SHARES

The portfolio described in this prospectus is designed for use with certain variable insurance contracts. Because shares of the portfolio are held by the insurance companies involved, you will need to follow the instructions provided by your insurance company for matters involving allocations to this portfolio.

Under certain circumstances, the portfolio reserves the right to:

o  suspend the offering of shares
o  reject any investment order
o satisfy an order to sell portfolio shares with securities rather than cash, for certain very large orders
o suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Because the portfolio is offered to different insurance companies and for different types of variable contracts -- annuities and life insurance, groups with different interests will share the portfolio. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the portfolio watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts might be compelled to withdraw its investment in the portfolio. While this might resolve the conflict, it also might force the portfolio to sell securities at disadvantageous prices.

SHARE PRICES

When you buy and sell shares of the portfolio, the share price is the portfolio's net asset value per share.

The portfolio is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; portfolio shares will not be priced on those days. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company to find out by what time your transaction request must be received in order to be processed the same day. The portfolio normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. Depending on when your insurance company accepts transaction requests, it's possible that the portfolio's share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a portfolio could change on days when you can't buy or sell portfolio shares. The portfolio's share price, however, will not change until the next time it is calculated.


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Share Price Calculations
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The portfolio's share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the portfolio's securities changes every day, the share price usually changes as well.

The portfolio values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market makers. The portfolio may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In rare cases, events that occur after markets have closed may render certain prices unreliable. When the portfolio believes a market price does not reflect a security's true value, the portfolio may substitute for the market price a fair-value estimate derived through methods approved by its trustees.

The portfolio may also use these methods to value certain types of illiquid securities.

                               5  Your Investment
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PORTFOLIO STRUCTURE
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While Neuberger Berman Management and Neuberger Berman, LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the portfolio, there may be certain differences between the portfolio and these other funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

DISTRIBUTIONS AND TAXES
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The information below is only a summary of some of the important Federal tax considerations generally affecting the portfolio and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions -- The portfolio pays out to shareholders of record any net income and net capital gains. Ordinarily, the portfolio makes distributions once a year (in February). All dividends and other distributions received by shareholders of record are automatically reinvested in portfolio shares.

How distributions and transactions are taxed -- Dividends and other distributions made by the portfolio, as well as transactions in portfolio shares, are taxable, if at all, to the extent described in your variable contract prospectus. Consult it for more information.


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Insurance Expenses
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The fees and policies outlined in this prospectus are set by the portfolio and by Neuberger Berman Management. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract; for those fees, you will need to see the prospectus for your variable contract.

Distribution and Services
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The portfolio has a non-fee distribution plan that recognizes that Neuberger
Berman Management may use its own resources, including profits that derive from administration fees paid by the portfolio, to pay expenses associated with the distribution of portfolio shares.

Neuberger Berman Management may also pay insurance companies for services they provide to current and prospective variable contract owners, such as providing information about the portfolio and delivering portfolio documents, among other services.

Neuberger Berman Management does not receive any separate fees from the portfolio for making these payments.


                                6 Your Investment

DISTRIBUTIONS AND TAXES

Other tax-related considerations -- In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the portfolio. Because the portfolio is offered through certain variable insurance contracts, it is subject to special diversification standards beyond those that normally apply to mutual funds. If the underlying assets of the portfolio fail to meet the special standards, you could be subject to adverse tax consequences -- for example, some of the income earned by the portfolio could generate a current tax liability.

The manager of the portfolio's assets intends to comply with the special diversification requirements. It is possible that their attempts to comply may at times call for decisions that would somewhat reduce investment performance.


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Conversion to the Euro
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Like other mutual funds, the portfolio could be affected by problems relating to the conversion of European currencies into the Euro, which extends from 1/1/99 to 7/1/02.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with the Euro issue and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies whose securities are owned by the portfolio will be affected by this issue.

At the same time, it is impossible to know whether the ongoing conversion, which could disrupt portfolio operations and investments if problems arise, has been adequately addressed until the conversion is completed.


                                7 Your Investment
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FOR ADDITIONAL INFORMATION
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If you'd like further details on this portfolio, you can request a free copy of the following documents:

Shareholder Reports -- Published twice a year, the shareholder reports offer information about the portfolio's recent performance, including:

o a discussion by the portfolio managers about strategies and market conditions
o  fund performance data and financial statements
o  complete portfolio holdings

Statement of Additional Information -- The SAI contains more comprehensive information on this portfolio, including:

o  various types of securities and practices, and their risks
o  investment limitations and additional policies
o  information about the portfolio's management and business structure

The SAI is incorporated by reference into this prospectus, making it legally part of this prospectus.


Investment  manager:
Neuberger Berman Management Inc.

Sub-adviser:
Neuberger Berman, LLC




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Obtaining Information
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You can obtain a shareholder report, SAI, and other information from:

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180

800.877.9700
212.476.8800

Web site:

www.nbfunds.com

Email:

questions@nbfunds.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. They are also available from the Edgar database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.


NEUBERGER BERMAN

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180


(Recycle) B0366  08/01

SEC file number 811-4225